UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2021

AMERICAN BATTERY METALS CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
401 S Ryland Street, Suite 138 Reno, NV 89502
(Address of principal executive offices)

Tel: (775) 473-4744
(Registrant’s Telephone Number)

930 Tahoe Blvd., Suite 802-16 Incline Village, NV 89451
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On July 2, 2021, American Battery Metals Corporation (the “Company”) notified Pinnacle Accountancy Group of Utah (dba of Heaton & Company, PLLC) (the “Former Auditor”) of its dismissal, effective June 30, 2021, as the Company’s independent registered public accounting firm. The Former Auditor served as the auditors of the Company’s financial statements for the period from July 8, 2015 through June 30, 2021.

The reports of the Former Auditor on the Company’s consolidated financial statements for the Company’s fiscal year ended September 30, 2019 and nine months ended June 30, 2020 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern. The decision to change the independent public accounting firm was approved by the Company’s board of directors (the “Board”) and audit committee.

From July 8, 2015 through June 30, 2021, the period during which the Former Auditor was engaged as the Company’s independent registered public accounting firm, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

The Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated as of July 6, 2021 is filed as Exhibit 16.1 to this current report on Form 8-K.

New Independent Registered Public Accounting Firm

On July 1, 2021, the Company engaged Marcum LLP (“Marcum”) as the Company’s independent public accounting firm, effective July 1, 2021 in order to audit, and express an opinion of the consolidated financial statements of the Company for the year ending June 30, 2021. The Audit Committee approved the engagement with Marcum on June 10, 2021.

During the fiscal year ended September 30, 2019 and nine-month period ended June 30, 2020 and the period from July 1, 2020 till July 1, 2021, the Company did not consult with Marcum regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01. Other Events.

Effective July 1, 2021, the corporate headquarters for the Company are now located at 401 S Ryland Street, Suite 138, Reno, NV 89502. The Company’s telephone number remains the same: (775) 473-4744.

Item 9.01 Exhibits

Exhibits

Exhibit No.	Description
16.1	Pinnacle Accountancy Group of Utah consent letter dated July 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY METALS CORPORATION

Date: July 7, 2021		/s/ Douglas Cole
	Name:	Douglas Cole
	Title:	Chief Executive Officer